Form of Exhibit (h)(2)(b)(1)

AMENDMENT NO. 1 TO SUB-ADMINISTRATION AGREEMENT BETWEEN
SSGA FUNDS MANAGEMENT, INC.
AND
STATE STREET BANK and TRUST COMPANY

This Amendment No. 1 to the Sub-Administration Agreement is dated as of March 8, 2016, by and between SSGA Funds Management, Inc., a Massachusetts corporation (the “Administrator”) and State Street Bank and Trust Company, a Massachusetts trust company (the “Sub-Administrator”) (the “Amendment”).

WHEREAS, the Administrator and the Sub-Administrator have entered into a Sub-Administration Agreement dated as of June 1, 2015, as amended (the “Agreement”); and

WHEREAS, the Administrator and the Sub-Administrator now desire to amend the Agreement to create four new series of shares under the Amendment as provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained in the Agreement and other consideration, the receipt and sufficiency of which is hereby acknowledged, the Administrator and the Sub-Administrator hereby agree to amend the Agreement as follows:

1.
Pursuant to Sections 1 and 15 of the Agreement, the Administrator hereby notifies the Sub-Administrator that the State Street Navigator Securities Lending Trust, a Massachusetts business trust (the “Investment Company”), has created four new portfolio series known as the State Street Navigator Securities Lending Prime Portfolio II, the State Street Navigator Securities Lending Prime Portfolio III, the State Street Navigator Securities Lending Prime Portfolio IV and the State Street Navigator Securities Lending Prime Portfolio V.

2.
Pursuant to Sections 1 and 15 of the Agreement, the Administrator hereby notifies the Sub-Administrator that it has terminated two portfolio series known as the State Street Navigator Securities Lending Government Portfolio and the State Street Navigator Securities Lending Short-Term Bond Portfolio.

3.	Schedule A of the Agreement is hereby deleted in its entirety and replaced with the Schedule A attached hereto.

4.	All other terms and conditions of the Agreement remain in full force and effect except as they may be modified hereby.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

Attest:	SSGA FUNDS MANAGEMENT, INC.

By:	By:
Name:
Title:

Attest:	STATE STREET BANK and TRUST COMPANY

By:	By:
Name:
Title:

SUB-ADMINISTRATION AGREEMENT
SCHEDULE A
Listing of Fund(s)

SPDR Index Shares Funds

OPERATIONAL ETFS
SPDR STOXX® Europe 50 ETF
SPDR EURO STOXX 50® ETF
SPDR EURO STOXX Small Cap ETF
SPDR S&P® Emerging Asia Pacific ETF
SPDR S&P Russia ETF
SPDR S&P China ETF
SPDR S&P Emerging Markets ETF
SPDR S&P Emerging Markets Dividend ETF
SPDR S&P BRIC 40 ETF
SPDR S&P Emerging Europe ETF
SPDR S&P Emerging Latin America ETF
SPDR S&P Emerging Middle East & Africa ETF
SPDR S&P World ex-US ETF
SPDR S&P International Small Cap ETF
SPDR Dow Jones International Real Estate ETF
SPDR S&P Global Infrastructure ETF
SPDR S&P Global Natural Resources ETF
SPDR MSCI ACWI ex-US ETF
SPDR MSCI ACWI IMI ETF
SPDR MSCI ACWI Low Carbon Target ETF
SPDR MSCI EM 50 ETF
SPDR MSCI EM Beyond BRIC ETF
SPDR MSCI EAFE Quality Mix ETF
SPDR MSCI Emerging Markets Quality Mix ETF
SPDR MSCI World Quality Mix ETF
SPDR MSCI Australia Quality Mix ETF
SPDR MSCI Canada Quality Mix ETF
SPDR MSCI Germany Quality Mix ETF
SPDR MSCI Japan Quality Mix ETF
SPDR MSCI Mexico Quality Mix ETF
SPDR MSCI South Korea Quality Mix ETF
SPDR MSCI Spain Quality Mix ETF
SPDR MSCI Taiwan Quality Mix ETF
SPDR MSCI United Kingdom Quality Mix ETF
SPDR Russell/Nomura PRIMETM Japan ETF
SPDR Russell/Nomura Small CapTM Japan ETF
SPDR S&P Global Dividend ETF
SPDR S&P International Dividend ETF

SPDR S&P International Mid Cap ETF
SPDR S&P Emerging Markets Small Cap ETF
SPDR Dow Jones Global Real Estate ETF
SPDR S&P International Consumer Discretionary Sector ETF
SPDR S&P International Consumer Staples Sector ETF
SPDR S&P International Energy Sector ETF
SPDR S&P International Financial Sector ETF
SPDR S&P International Health Care Sector ETF
SPDR S&P International Industrial Sector ETF
SPDR S&P International Materials Sector ETF
SPDR S&P International Technology Sector ETF
SPDR S&P International Telecommunications Sector ETF
SPDR S&P International Utilities Sector ETF

SHELF ETFS
SPDR S&P Asia Pacific ETF
SPDR S&P Europe ETF
SPDR S&P Small Cap Emerging Europe ETF
SPDR S&P Small Cap Emerging Africa ETF
SPDR S&P Small Cap Emerging South East Asia ETF
SPDR S&P Small Cap Emerging GCC-Middle East & Africa ETF
SPDR S&P Ireland ETF
SPDR S&P Brazil ETF
SPDR S&P India ETF
SPDR S&P Small Cap Emerging Latin America ETF
SPDR MSCI France Quality Mix ETF
SPDR MSCI Switzerland Quality Mix ETF

SPDR Series Trust
OPERATIONAL ETFS
SPDR Russell 3000 ETF
SPDR Russell 1000 ETF
SPDR Russell 2000 ETF
SPDR S&P 500 Growth ETF
SPDR S&P 500 Value ETF
SPDR Russell Small Cap Completeness ETF
SPDR S&P 400 Mid Cap Growth ETF
SPDR S&P 400 Mid Cap Value ETF
SPDR S&P 600 Small Cap ETF
SPDR S&P 600 Small Cap Growth ETF
SPDR S&P 600 Small Cap Value ETF
SPDR Global Dow ETF
SPDR Dow Jones REIT ETF
SPDR S&P Bank ETF
SPDR S&P Capital Markets ETF

SPDR S&P Insurance ETF
SPDR S&P Regional BankingSM ETF
SPDR Morgan Stanley Technology ETF
SPDR S&P Dividend ETF
SPDR S&P Aerospace & Defense ETF
SPDR S&P Biotech ETF
SPDR S&P Health Care Equipment ETF
SPDR S&P Health Care Services ETF
SPDR S&P Homebuilders ETF
SPDR S&P Metals & Mining ETF
SPDR S&P Oil & Gas Equipment & Services ETF
SPDR S&P Oil & Gas Exploration & Production ETF
SPDR S&P Pharmaceuticals ETF
SPDR S&P Retail ETF
SPDR S&P Semiconductor ETF
SPDR S&P Software & Services ETF
SPDR S&P Telecom ETF
SPDR S&P Transportation ETF
SPDR S&P 1500 Value Tilt ETF
SPDR S&P 1500 Momentum Tilt ETF
SPDR Russell 1000 Low Volatility ETF
SPDR Russell 2000 Low Volatility ETF
SPDR Wells Fargo Preferred Stock ETF
SPDR Barclays 1-3 Month T-Bill ETF
SPDR Barclays TIPS ETF
SPDR Barclays 0-5 Year TIPS ETF
SPDR Barclays 1-10 Year TIPS ETF
SPDR Barclays Short Term Treasury ETF
SPDR Barclays Intermediate Term Treasury ETF
SPDR Barclays Long Term Treasury ETF
SPDR Barclays Short Term Corporate Bond ETF
SPDR Barclays Intermediate Term Corporate Bond ETF
SPDR Barclays Long Term Corporate Bond ETF
SPDR Barclays Issuer Scored Corporate Bond ETF
SPDR Barclays Convertible Securities ETF
SPDR Barclays Mortgage Backed Bond ETF
SPDR Barclays Aggregate Bond ETF
SPDR Nuveen Barclays Municipal Bond ETF
SPDR Nuveen Barclays California Municipal Bond ETF
SPDR Nuveen Barclays New York Municipal Bond ETF
SPDR Nuveen Barclays Short Term Municipal Bond ETF
SPDR Nuveen S&P High Yield Municipal Bond ETF
SPDR Nuveen Barclays Build America Bond ETF
SPDR DB International Government Inflation-Protected Bond ETF
SPDR Barclays Short Term International Treasury Bond ETF
SPDR Barclays International Treasury Bond ETF

SPDR Barclays International Corporate Bond ETF
SPDR Barclays Emerging Markets Local Bond ETF
SPDR Barclays High Yield Bond ETF
SPDR Barclays International High Yield Bond ETF
SPDR Barclays Short Term High Yield Bond ETF
SPDR Barclays Investment Grade Floating Rate ETF
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF
SPDR S&P 500 Buyback ETF
SPDR MSCI USA Quality Mix ETF

SHELF ETFS
SPDR S&P Building & Construction ETF
SPDR S&P Computer Hardware ETF
SPDR S&P Food & Beverage ETF
SPDR S&P LeisureTime ETF
SPDR S&P Outsourcing & IT Consulting ETF
SPDR S&P 1500 Volatility Tilt ETF
SPDR S&P Commercial Paper ETF
SPDR S&P Agency Bond ETF
SPDR Barclays Corporate Bond ETF
SPDR Barclays Corporate Industrial Bond ETF
SPDR Barclays Corporate Financial Bond ETF
SPDR Barclays Zero Coupon Bond ETF
SPDR Barclays CMBS ETF
SPDR Barclays Global Convertible Securities ETF
SPDR Barclays Breakeven Inflation ETF
SPDR S&P Commercial Paper ex-Financials ETF
SPDR Barclays Floating Rate Treasury ETF
SPDR Nuveen S&P Short Duration High Yield Municipal Bond ETF

SSGA Active Trust
OPERATIONAL ETFS AND PORTFOLIOS
SPDR SSgA Multi-Asset Real Return ETF
SPDR SSgA Income Allocation ETF
SPDR SSgA Global Allocation ETF
SPDR Blackstone/GSO Senior Loan ETF
SPDR SSgA Ultra Short Term Bond ETF
SPDR MFS Systematic Core Equity ETF
SPDR MFS Systematic Growth Equity ETF
SPDR MFS Systematic Value Equity ETF
SPDR SSgA Risk Aware ETF
State Street Clarion Global Infrastructure & MLP Portfolio
SPDR DoubleLine Total Return Tactical ETF

SHELF ETFS
SPDR SSgA Conservative Global Allocation ETF
SPDR SSgA Aggressive Global Allocation ETF
SPDR SSgA Conservative Ultra Short Term Bond ETF
SPDR SSgA Aggressive Ultra Short Term Bond ETF
SPDR SSgA Large Cap Risk Aware ETF
SPDR SSgA Small Cap Risk Aware ETF
SPDR SSgA US Minimum Volatility ETF
SPDR SSgA Global Managed Volatility ETF (formerly, SPDR SSgA Global Minimum
Volatility ETF)
SPDR SSgA Emerging Markets Minimum Volatility ETF

SSGA Funds
SSGA U.S. Government Money Fund*
SSGA Money Market Fund*
SSGA High Yield Bond Fund*
SSGA Dynamic Small Cap Fund*
SSGA Enhanced Small Cap Fund*
SSGA Emerging Markets Fund*
SSGA International Stock Selection Fund*
SSGA Clarion Real Estate Fund*
SSGA U.S. Treasury Money Market Fund*
SSGA Prime Money Market Fund*
SSGA S&P 500 Index Fund*

SSGA Master Trust
OPERATIONAL PORTFOLIOS
SSgA Multi-Asset Real Return Portfolio
SSgA Income Allocation Portfolio
SSgA Global Allocation Portfolio
Blackstone / GSO Senior Loan Portfolio
SSgA Ultra Short Term Bond Portfolio
SSgA MFS Systematic Core Equity Portfolio
SSgA MFS Systematic Growth Equity Portfolio
SSgA MFS Systematic Value Equity Portfolio
State Street Risk Aware Portfolio
State Street DoubleLine Total Return Tactical Portfolio

SHELF PORTFOLIOS
SSgA Conservative Global Allocation Portfolio
SSgA Aggressive Global Allocation Portfolio

State Street Institutional Investment Trust
State Street Equity 500 Index Fund*
State Street Aggregate Bond Index Fund*
State Street Institutional Liquid Reserves Fund*
State Street Institutional U.S. Government Money Market Fund*
State Street Institutional Tax Free Money Market Fund*
State Street Institutional Treasury Money Market Fund*
State Street Institutional Treasury Plus Money Market Fund*
State Street Global Equity ex-U.S. Index Fund*
State Street Strategic Real Return Fund
State Street Target Retirement 2015 Fund*
State Street Target Retirement 2020 Fund*
State Street Target Retirement 2025 Fund*
State Street Target Retirement 2030 Fund*
State Street Target Retirement 2035 Fund*
State Street Target Retirement 2040 Fund*
State Street Target Retirement 2045 Fund*
State Street Target Retirement 2050 Fund*
State Street Target Retirement 2055 Fund*
State Street Target Retirement 2060 Fund*
State Street Target Retirement Fund*
State Street Global Managed Volatility Fund*
State Street Opportunistic Emerging Markets Equity Fund
State Street Equity 500 Index II Portfolio
State Street Aggregate Bond Index Portfolio
State Street Strategic Real Return Portfolio
State Street Global Equity ex-U.S. Index Portfolio
State Street Clarion Global Infrastructure & MLP Fund*
State Street Global Macro Absolute Return Fund
State Street Clarion Global Real Estate Income Fund*
State Street Green Bond Fund
State Street ESG Emerging Markets Fund*
State Street International Developed Equity Index Fund*
State Street Hedged International Developed Equity Index*
State Street Macro Absolute Return Bond Fund
State Street Income Allocation Fund
State Street Multi-Asset Real Return Fund
State Street Global Allocation Fund
State Street Small/Mid Cap Equity Index Portfolio
State Street Small/Mid Cap Equity Index Fund
State Street 60 Day Money Market Portfolio
State Street 60 Day Money Market Fund
State Street Cash Reserves Portfolio
State Street Cash Reserves Fund
State Street Institutional Liquid Assets Portfolio
State Street Institutional Liquid Assets Fund
State Street Current Yield Portfolio
State Street Current Yield Fund

State Street Conservative Income Portfolio
State Street Conservative Income Fund
State Street Ultra Short Term Bond Portfolio
State Street Ultra Short Term Bond Fund
State Street Emerging Markets Equity Index Fund

State Street Master Funds
State Street Equity 500 Index Portfolio
State Street Money Market Portfolio
State Street Tax Free Money Market Portfolio
State Street U.S. Government Money Market Portfolio
State Street Treasury Money Market Portfolio
State Street Treasury Plus Money Market Portfolio

State Street Navigator Securities Lending Trust
State Street Navigator Securities Lending Prime Portfolio
State Street Navigator Securities Lending Prime Portfolio II
State Street Navigator Securities Lending Prime Portfolio III
State Street Navigator Securities Lending Prime Portfolio IV
State Street Navigator Securities Lending Prime Portfolio V
State Street Navigator Securities Lending TIAA-CREF Short Term Lending Portfolio State
Street Navigator Securities Lending MET Portfolio

The Select Sector SPDR® Trust
The Consumer Discretionary Select Sector SPDR Fund
The Consumer Staples Select Sector SPDR Fund
The Energy Select Sector SPDR Fund
The Financial Select Sector SPDR Fund
The Health Care Select Sector SPDR Fund
The Industrial Select Sector SPDR Fund
The Materials Select Sector SPDR Fund
The Technology Select Sector SPDR Fund
The Utilities Select Sector SPDR Fund

*	Receiving blue sky services pursuant to Section 5(cc).